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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 16, 2013, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-192037) and related Prospectus of DTLR Holding, Inc. for the registration of shares of its common stock.

/s/ Ernst & Young LLP

Baltimore, MD
November 15, 2013

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM